File No. 811-09751

   As filed with the Securities and Exchange Commission on May 30, 2000

               U.S. SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM N-2

   (X)   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                    FORTRESS REGISTERED INVESTMENT TRUST
             (Exact Name of Registrant as Specified in Charter)

                        1301 AVENUE OF THE AMERICAS
                          NEW YORK, NEW YORK 10019
            (Address of Principal Executive Offices) (Zip Code)

                               (212) 798-6100
            (Registrant's Telephone Number, including Area Code)

                         RANDAL NARDONE, SECRETARY
                    FORTRESS REGISTERED INVESTMENT TRUST
                        1301 AVENUE OF THE AMERICAS
                          NEW YORK, NEW YORK 10019
                  (Name and Address of Agent for Service)

                                 Copies to:
                           PHILIP H. HARRIS, ESQ.
                  SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                             FOUR TIMES SQUARE
                          NEW YORK, NEW YORK 10036




                                  FORM N-2
                           CROSS REFERENCE SHEET
                         as required by Rule 495(a)

Part A
Item No.          Caption                       Prospectus Caption
--------          -------                       ------------------
1.          Cover Page..........................Not Applicable
2.          Inside Front and Outside Back
            Cover Page..........................Not Applicable
3.          Fee Table and Synopsis..............Fee Table and Synopsis
4.          Financial Highlights................Not Applicable
5.          Plan of Distribution................Not Applicable
6.          Selling Shareholders................Not Applicable
7.          Use of Proceeds.....................Not Applicable
8.          General Description of the
            Registrant .........................General Description of
                                                the Registrant; General;
                                                Investment Objectives
                                                and Policies; Risk
                                                Factors; Other Policies
9.          Management..........................Management; General
10.         Capital Stock, Long-Term
            Debt, and Other Securities..........Capital Stock, Long
                                                Term Debt, and Other
                                                Securities;  Capital
                                                Stock; Long-Term Debt;
                                                General; Taxes;
                                                Outstanding Securities;
                                                Securities Ratings
11.         Defaults and Arrears on
            Senior Securities...................Not Applicable
12.         Legal Proceedings...................Not Applicable

13.         Table of Contents of
            Statement of Additional
            Information.........................Not Applicable


Part B                                          Statement of
Item No.                                        Additional Information
--------                                        ----------------------
14.         Cover Page..........................Not Applicable
15.         Table of Contents...................Not Applicable
16.         General Information and
            History.............................General Description
                                                of the Registrant
17.         Investment Objective and
            Policies............................Investment Objective
                                                and Policies; Investment
                                                Restrictions
18.         Management..........................Management of the
                                                Trust; Officers and
                                                Directors
19.         Control Persons and Principal
            Holders of Securities...............Control Persons;
                                                Affiliated Subscriptions
20.         Investment Advisory and Other
            Services............................Management of the Trust
21.         Brokerage Allocation and Other
            Practices...........................Management of the Trust
22.         Tax Status..........................Taxation of the Trust
23.         Financial Statements................Not Applicable

Part C
Item No.
--------
Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this registration statement.




PART A

ITEM 1.     COVER PAGE

      Not Applicable.

ITEM 2.     INSIDE FRONT AND OUTSIDE BACK COVER PAGE

      Not Applicable.

ITEM 3.     FEE TABLE AND SYNOPSIS

            3.1   Expense Information

               Annual Expenses

               Advisory Fees*                            0.650%
               Interest Payments on Borrowed Funds       0.001%
               Other Expenses **                         0.137%
               ------------------------------------------------
               Total Annual Expenses***                  0.788%


                 Example           1 Year   3 Years   5 Years   10 Years

You would pay the following
expenses on a $1,000 investment,   $ 8.27   $25.87    $44.96    $100.11
assuming a 5% annual return:

            The purpose of the preceding table is to assist the investor in understanding the various costs and expenses that an investor in Fortress Registered Investment Trust (the "Trust") will bear directly or indirectly, and do not include expenses of Fortress Capital Finance LLC ("Trust Operating Subsidiary") or other mortgage affiliates that are not investment companies.

            *The Advisory Fee is computed on the lesser of (i) the aggregate amount of capital invested in the Trust and (ii) the average daily net assets of the Trust over the semi-annual period with respect to which the Advisory Fee is being paid. The Advisory Fee is payable semi-annually in arrears. The Advisory Fee does not include or refer to any asset-based or performance-based management fee charged by the manager of the Common Shareholder (as hereinafter defined in Item 8). The Advisory Fee currently is being waived by the investment advisor. The investment advisor anticipates waiving the fee for so long as the Common Shareholder (defined below) is the sole shareholder of the Trust.

            **Other Expenses are based on estimated amounts for the current fiscal year. The example above should not be considered a representation of future expenses, which may be higher or lower.

            ***Total Annual Expenses are based upon the assumption that the aggregate amount of capital invested at year end will be $450,000,000.

            3.2   Not Applicable.

            3.3   Not Applicable.

ITEM 4.     FINANCIAL HIGHLIGHTS

            4.1 Financial Highlights for the period ended February 29, 2000, are incorporated herein by reference to the Trust's annual report filed with the Securities and Exchange Commission ("SEC") on Form N-30D on May 1, 2000.

            4.2   Not Applicable.

            4.3   Not Applicable.

ITEM 5.     PLAN OF DISTRIBUTION

      Not Applicable.

ITEM 6.     SELLING SHAREHOLDERS

      Not Applicable.

ITEM 7.     USE OF PROCEEDS

      Not Applicable.

ITEM 8.     GENERAL DESCRIPTION OF THE REGISTRANT

            8.1 General. The Trust was formed by its trustees as a business trust under the laws of the State of Delaware on November 8, 1999, and is a non-diversified closed-end management investment company. The Trust is authorized to issue up to 1,000,000 common shares of beneficial interest. Unless terminated earlier, the Trust shall terminate on the eighth anniversary of the final closing of its private placement, which occurred on April 28, 2000, subject to no more than two separate one-year extensions approved by the shareholder of the common shares (the "Common Shareholder"). At the discretion of the Board of Trustees of the Trust (the "Board" or the "Trustees"), the Trust has accepted a binding subscription agreement of the Common Shareholder to purchase one hundred percent of the Common Shares (as hereinafter defined in Item 10) of the Trust. The Common Shareholder is a limited liability company that has itself accepted subscription agreements from various investors, and invests primarily in the Trust, though the Common Shareholder has the right to invest in other investments. The Trust has obtained approximately $872.8 million in capital commitments ("Capital Commitments") in the form of a subscription agreement from the Common Shareholder, which in turn has obtained commitments from institutional and high net worth investors. The Trust has issued $51,500 in principal amount of Notes to various individuals ("Noteholders," and together with the Common Shareholder, the "Securityholders").

            The commitment period shall be until the third anniversary of the final closing of the Trust (the "Commitment Period"). On the third anniversary of the final closing, the Common Shareholder will be released from any further obligation with respect to its unfunded Capital Commitments, except to the extent necessary to pay expenses and obligations of the Trust, including amounts owing or which may become due under any existing credit facility and Advisory Fees, complete investments by the Trust in transactions which were in process as of the end of the Commitment Period, and effect follow-on investments in existing portfolio investments. In addition, the Common Shareholder's commitment is reduced to the extent that it invests in accordance with its investment policies other than through the Trust.

            During the Commitment Period, the Trust will draw down capital from time to time from the Common Shareholder to make investments in accordance with its investment objectives and policies and to fund its expenses. No additional common shares or other securities will be issued in connection with such draw downs for so long as there is only one holder of the Trust's equity securities. Unfunded Capital Commitments may be called by the Trust at any time during the Commitment Period in any amount on not less than 12 business days' prior written notice in accordance with the terms of the Declaration of Trust and the Common Shareholder's subscription agreement. Investors who fail to pay a capital call within 12 business days after receiving a notice from the Trust may be subject to having a portion of their Common Shares repurchased, retired and canceled by the Trust, or be subject to dilution. In addition, the Trust may elect to withhold distributions related to a portion of the Common Shares or prohibit such Common Shareholder from fully participating in future Trust investments. Other than in connection with the preceding sentence, the Trust will only be permitted to purchase, redeem or otherwise acquire its Common Shares if the Trustees do not reapprove the Advisory Agreement (as defined in Item 9) in accordance with the Investment Company Act of 1940, as amended (the "1940 Act") or the terms therein. The Trust may not, without the consent of the Common Shareholder, issue Common Shares in addition to the then issued and outstanding Common Shares and Common Shares held in treasury for anyone from whom the Trust has accepted binding agreements to subscribe for Common Shares.

            8.2 Investment Objectives and Policies. The investment objective of the Trust is to seek to achieve superior returns by investing in residential and commercial "Real Estate-Related Assets." Real Estate-Related Assets shall include (i) mortgage loans and non-mortgage receivables; (ii) securities secured by or evidencing interests in assets described in clause (i); (iii) fee or leasehold interests in real properties, whether improved or unimproved, whether commercial, residential or multifamily; (iv) debt interests (whether secured or unsecured, recourse or non-recourse, senior or subordinated, convertible or otherwise), equity interests (whether preferred or common) and derivative interests in entities (whether in the form of partnerships, limited liability companies, trusts, corporations or otherwise) the assets of which consist primarily of assets described in clauses (i), (ii) or (iii) hereof, or in entities that otherwise have substantial assets of the type described in clauses (i),
(ii) or (iii) hereof or in entities that provide services to or management in connection with any other asset included in this paragraph; (v) options, including without limitation, rights of first refusal, rights of first offer, and puts or calls with respect to in any of the foregoing; and (f) Hedging (as hereinafter defined) relating to any of the foregoing. No assurance can be given that the Trust will achieve its investment objectives.

            The Trust will comply with its Primary Investment Criteria. The Trust's "Primary Investment Criteria" are as follows:

      (a) Identifying and Acquiring Undervalued Assets. The Trust seeks to acquire assets where the market value diverges from intrinsic value whether due to the: (i) credit quality of the obligors; (ii) complexity of the transaction; (iii) viability of the capital structure; (iv) accuracy and availability of information; or (v) availability of appropriate informational and operating systems. The Trust focuses on investment opportunities where incremental value can be extracted through active post-acquisition management.

      (b) Broad Portfolio Diversification. The Trust seeks to diversify its portfolio broadly by both product type and geography to mitigate risk.

      (c) Prudently Leveraged Capital Structures. The Trust seeks to employ prudent leverage when capitalizing investments, consistent with the philosophy of maximizing returns while mitigating risks.

      (d) Aligning with Strategic Partners. The Trust seeks to, as appropriate, align with strategic partners possessing local, operational or asset-specific expertise who typically will invest significant capital on a pari passu basis with the Trust. In addition, the Trust seeks to engage highly capable special servicers and other service providers (e.g., local property or asset management firms) when conducting due diligence or post-acquisition asset management.

      (e) Product Types. The Trust invests primarily in four product types:
(i) distressed residential and commercial mortgage and real property portfolios; (ii) Real Estate-Related Assets privatized by governmental agencies or disposed of by institutional sources; (iii) Real Estate-Related Assets imbedded in complex capital structures or bankruptcies; and (iv) opportunistic financings.

      (f) Distressed Residential and Commercial Mortgage and Real Property Portfolios. The Trust will target acquiring portfolios of distressed, sub-performing and non-performing residential and commercial mortgage loans and related properties acquired in foreclosure or by deed in lieu of foreclosure in the United States and abroad.

      (g) Privatizations and Institutional Dispositions. The Trust will target Real Estate-Related Assets liquidated through privatizations and institutional dispositions, in the United States and abroad.

      (h) Real Estate-Related Assets Imbedded in Complex Capital Structures or Bankruptcies. The Trust will target fundamentally sound Real Estate-Related Assets held by entities with complex or otherwise inefficient capital structures or which are the subject of bankruptcy proceedings, including, without limitation: (i) inefficiently structured mortgage backed securities; (ii) illiquid interests in syndicated real estate limited partnerships; and (iii) capital constrained real estate investment trusts and finance companies.

      (i) Opportunistic Financing. The Trust will seek to provide relatively short-term, secured loans to owners of real estate and/or mortgage portfolios.

      (j) Geographic Focus. The Trust will seek to diversify its portfolio of investments geographically and anticipates that it, directly or indirectly, will make investments in a number of regions, including the United States, Canada, Western Europe and Japan.

            The Trust has a policy of investing at least 25% of its capital in assets in the real estate and real estate financial products industry, including mortgage loans and other Real Estate-Related Assets. As such, the Trust is more susceptible to financial, regulatory, political and other factors affecting the real estate industry. The Trust does not anticipate making such investments directly, but through a Trust Operating Subsidiary and other wholly-owned subsidiaries. The Trust initially will own all of the equity securities of Trust Operating Subsidiary. The Trust Operating Subsidiary's operating agreement will provide that it operate so as to qualify for the exemption from registration as an investment company under the 1940 Act as provided in Section 3(c)(5)(C) therein for entities whose investments consist primarily of mortgage loans and other interests in real estate.

            The Trust Operating Subsidiary, and other affiliates, will engage primarily in the business of (i) acquiring, managing and/or disposing of residential and commercial Real Estate-Related Assets, (ii) acquiring, pooling and repackaging performing mortgage loans as mortgage backed securities ("MBS") for distribution to the Trust and for sale in the capital markets, and (iii) acquiring and working out distressed commercial and residential mortgage loans. Pursuant to its investment policies, neither the Trust nor the Trust Operating Subsidiary may hold "residual interests" ("Residuals") of real estate mortgage investment conduits ("REMICs"), as such terms are defined, respectively, in Sections 860G and 860D of the Internal Revenue Code of 1986, as amended (the "Code"). The Trust Operating Subsidiary will also distribute cash to the Trust in an amount sufficient to enable the Trust to pay its expenses and any distributions that the Trust is required to make in order to maintain its federal tax status as a regulated investment company, with the effect of reducing the Trust's investment in the Trust Operating Subsidiary. After the expiration of the Commitment Period, the Trust will cease making new investments in the Trust Operating Subsidiary (except for follow-on investments and investments in progress at such time). Unless otherwise indicated, references herein to the operations and activities the "Trust" shall include the operations and activities of the Trust Operating Subsidiary.

            In addition, the Trust will utilize Treasury, mortgage, Eurodollar and currency futures and options (on cash and futures) and interest rate, currency and mortgage swaps, caps and floors and other financial instruments, provided that the Trust may utilize these instruments solely for the purpose of hedging the investment risks of individual securities (including mortgage loans) and the portfolio as a whole ("Hedging") and not for speculative purposes, and will utilize financing agreements, such as reverse repurchase agreements and dollar rolls, subject to the leverage limitations set forth below. The Trust may also invest, consistent with the Trust's investment objectives, in other assets (as specified in Item 8.4 or as approved by a majority of the Trustees and each of the Trustees who is not a director, officer or employee of the Advisor and who has been designated by an investor of the Common Shareholder.)

            In addition, the Trust may acquire securities on a when-issued, forward commitment or delayed delivery basis for settlement beyond the time frame customary for securities of the type being purchased and may make short sales solely for Hedging purposes.

            The Trust Operating Subsidiary will acquire performing and distressed commercial and residential real estate debt in bulk and on a wholesale basis from mortgage originators and investors. The Trust Operating Subsidiary will utilize leverage for the purpose of financing acquisitions, paying expenses contemplated in its budget and making distributions to the Trust and not for the purpose of speculating on anticipated changes in interest rates.

            The Trust's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Trust's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding Common and Preferred Shares, voting together as a single class or (b) 67% or more of the Common and Preferred Shares represented at a meeting at which more than 50% of the outstanding Common and Preferred Shares, treated as a single class, are represented). In connection with its investment in Common Shares of the Trust, the Common Shareholder will undertake to seek instructions from its members with regard to the voting of all proxies with respect to such Common Shares, and to vote such proxies only in accordance with such instructions. All other investment policies or practices are considered by the Trust not to be fundamental and accordingly may be changed without approval of the holders of a majority of the Trust's outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Trust may not:

            (1) borrow money or issue senior securities except in compliance with the 1940 Act;

            (2) make loans of money or property to any person, except as may be consistent with the Trust's investment objectives and policies;

            (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares or securities of its subsidiaries, the Trust may be deemed to be an underwriter;

            (4) purchase real estate or interests therein to the extent that as a result of such investments the Trust would not be (a) an investment company by virtue of Section 3(c)(5)(C) of the 1940 Act or (b) a regulated investment company under the Code;

            (5) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading
                  Commissions as a commodity pool; or

            (6) invest in excess of 25% of its capital in assets in any industry other than the real estate and real estate financial products industry, including mortgage loans and other Real Estate-Related Assets, except that Trust may invest without limit in securities backed by the credit the United States of America or agencies or instrumentalities thereof.

            The preceding paragraph regarding objectives and restrictions applies to the Trust specifically and not necessarily to the Trust Operating Subsidiary.

            The Trust will not make any investment or finance any investment or otherwise utilize financial leverage or engage in any other action to the extent the result of doing so would cause it to violate the following:

            (i) The Trust shall not make any investment if such investment would cause the Common Shareholder to have more than twenty percent (20%) of its aggregate capital commitments of its investors in any one portfolio investment; provided, however, that the limitation set forth in this paragraph (i) shall not apply in the case of any investments (such as portfolio acquisitions) which are reasonably determined by the Advisor, based on the composition of the applicable underlying assets, to be of such a nature that they provide broad diversification, in and of themselves; and provided, further, that the foregoing limitation shall not be deemed to prohibit or to be violated by the merger of two (2) or more portfolio companies or any other similar combination of two or more portfolio investments, provided that (a) the Trust's original investment in each such investment, as the case may be, on its own was made in compliance with the foregoing limitation, (b) the provision contained in the second proviso of this paragraph (i) shall not be used to circumvent the intention of the limitation set forth in this paragraph (i), and (c) any such merger, acquisition or other similar combination shall have been approved by a majority in interest of the members (other than the managing member or any affiliate thereof that is a member) of the Common Shareholder.

            (ii) The Trust shall not make any investment if such investment would cause the Common Shareholder to have more than (i) 10% of its aggregate capital commitments of its investors in portfolio investments consisting of non-mortgage receivables; (ii) 25% of the aggregate capital commitments of its investors in portfolio investments consisting of raw land and "ground-up" development; or (iii) 35% of the aggregate capital commitments of its investors in investments located outside of the United States or denominated in a currency other than United States dollars. The Trust shall not invest in portfolio investments consisting, other than to an insignificant extent, of raw land and "ground-up" development without all necessary building permits having been obtained.

            (iii) Subject to the provisions of paragraph (iv) below and to any more restrictive limitations under the 1940 Act, following the first anniversary of the final closing of the Common Shareholder, the Trust will not, and will not permit any subsidiary of the Trust, including the Trust Operating Subsidiary or any subsidiary thereof (collectively, the "Owning Companies", and each, an "Owning Trust") to employ Financial Leverage (as defined below) on any of their investments in an amount that would cause the Financial Leverage Ratio (as defined below) of the Common Shareholder to exceed sixty-five percent (65%) (the "Financial Leverage Limitation"), it being understood that, during the one-year period following the final closing of the Common Shareholder, the Trust may employ Financial Leverage that is greater than or less than the Financial Leverage Limitation on an asset-by-asset basis, but, in any event, following the first anniversary of the final closing of the Common Shareholder, the aggregate of all Financial Leverage will be subject to the Financial Leverage Limitation. As used herein the term "Financial Leverage" means and includes any financing or refinancing, whether secured or unsecured, whether recourse or nonrecourse, procured by an Owning Trust in connection with the acquisition or ownership of a portfolio investment; provided, however, that, for purposes hereof, neither securitization nor term financing shall be deemed to be Financial Leverage. As used herein the term "Financial Leverage Ratio" means, at the time of determination, the fraction, stated as a percentage, resulting from dividing (y) the then outstanding principal amount of the Financial Leverage of the Owning Companies by (z) the then value of, without duplication, all assets of the Owning Companies; provided, however, that, with respect to Financial Leverage utilized by an Owning Trust, other than the Trust, that is not a recourse obligation of the Trust, then (1) such Financial Leverage of the Owning Trust shall not be included as Financial Leverage of such Owning Trust for purposes of the immediately preceding clause (y) and (2) only the Trust's net equity interest in such Owning Trust shall be included in the assets of the Trust for purposes of the immediately preceding clause (z).

            (iv) The Trust shall, in good faith and using commercially reasonable methodology, determine whether the Financial Leverage Limitation of the Common Shareholder would be exceeded by an Owning Trust's obtaining proposed Financial Leverage for a Portfolio Investment by calculating the Financial Leverage Ratio as of the date such proposed Financial Leverage is to be obtained. In the event that the Financial Leverage Ratio as of such date would not exceed the Financial Leverage Limitation following procurement of such proposed Financial Leverage, such proposed Financial Leverage shall be deemed permitted. In no event shall maintaining such Financial Leverage be affected by the procurement of future Financial Leverage (provided such future Financial Leverage is procured in accordance herewith), reductions in the value of Portfolio Investments or changes in market conditions. Anything contained herein to the contrary notwithstanding, (i) no proposed investment comprising the acquisition of equity, preferred equity or debt convertible into equity in an operating Trust by an Owning Trust, which investment is otherwise consistent with the investment objectives and policies of the Trust, shall be prohibited due to the fact that the asset values and leverage ratios employed by such operating Trust would, if included in the calculation of the Financial Leverage Ratio, cause the Financial Leverage Ratio to exceed the Financial Leverage Limitation, and (ii) no entity shall be deemed to be an "Owning Trust" for the purposes of determining the Financial Leverage Ratio unless such entity is controlled by the Common Shareholder, a sister company of the Common Shareholder or the Trust or an entity controlled by the Common Shareholder, a sister company of the Common Shareholder or the Trust. For purposes of the foregoing clause (ii), "control" means, when used in reference to an entity, the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise, and "controlled" has a correlative meaning.

            (v) Subject to paragraph (vi), in the event the Trust contemplates making an investment in a Real-Estate Related Asset located outside the United States or denominated in a currency other than United States dollars (a "Foreign Investment"), then, prior to the Trust consummating such investment (i) the Trust shall exercise good faith, commercially reasonable efforts to ascertain (which will include compliance with paragraph (ii)(b) below) that the laws of such jurisdiction will recognize the limited liability of the members of the Common Shareholder in connection with the portfolio investment in question to the same extent in all material respects as is provided for under the operating agreement of the Common Shareholder, or that the members of the Common Shareholder will otherwise not be exposed to greater personal liability by virtue of the Foreign Investment in question than is provided for under the operating agreement of the Common Shareholder, and (ii) the Advisor shall also exercise good faith, commercially reasonable efforts to ascertain (which will include obtaining an opinion from such counsel addressed to the Trust, which, by its terms, may be relied upon by the members of the Common Shareholder, to the effect) that no member of the Common Shareholder will be subject to any tax or foreign currency exchange controls in such jurisdiction, have any obligation to file a tax return in such jurisdiction, or be subject to the jurisdiction of any court or administrative agency in such jurisdiction, in each case arising out of or relating to the making of such Foreign Investment (although the Trust or applicable portfolio company of the Trust (but not any member of the Common Shareholder directly) may be subject to such tax, foreign currency exchange controls, tax return obligation or jurisdiction). If considered appropriate by the Advisor, the Advisor shall procure fidelity bonds and/or insurance against wrongful acts or omissions of the Trust's foreign agents. If the Advisor is unable, after exercising the requisite good faith, commercially reasonable efforts, to satisfy the requirements set forth in the first sentence of this paragraph (viii) in connection with any one or more Foreign Investments, then, any contrary provisions of this Agreement notwithstanding, affiliates of the Advisor, the Common Shareholder and the members of the Common Shareholder shall be free to pursue such Foreign Investments through other vehicles. In the event that a member of the Common Shareholder becomes subject to tax or a tax return filing obligation in a jurisdiction outside the United States of America as a result of the Trust's making of a Foreign Investment, the Advisor will, at the expense and on behalf of the Trust, engage appropriate reputable professional service providers to complete all tax forms necessary to claim any refund or credit of such foreign taxes, submit all such refund or credit forms to the appropriate taxing authorities and take such follow-up actions as are reasonably necessary to facilitate the processing of any such refund or credit, and otherwise provide such information and documentation and such further assistance as such member of the Common Shareholder may reasonably require to enable it to seek any repayment of foreign taxes or complete any foreign tax returns.

            (vi) If and to the extent that the Trust proposes to make an investment in any entity organized under the laws of jurisdictions other than the United States, the Advisor shall:

                  (a) consider whether the making, holding, administering
            and/or selling of such investment could cause the members of the Common Shareholders to lose their limited liability as provided by Delaware law; and

                  (b) either (x) obtain a favorable opinion of reputable
            counsel, in form and substance satisfactory to the Advisor, which, by its terms, may be relied upon by the members of the Common Shareholder, to the effect that the members of the Common Shareholder will not incur any liability beyond or in addition to the liability that they would otherwise have under Delaware law or the operating agreement of the Common Shareholder as a result of, or in connection with, such investment; provided, however, that the provisions of this subclause (x) shall not apply in the case of a Foreign Investment if one or more Foreign Investments shall have previously been made by the Trust in the same jurisdiction utilizing, if applicable, a substantially similar structure and a similar asset composition as to which the opinion contemplated hereby was delivered, or (y) make such investment through an intermediate holding Trust which is a limited liability vehicle formed under, and the limited liability of whose beneficial owners is recognized by, the laws of the jurisdiction in question. A copy of any such opinion obtained by the Trust shall be made available to any member of the Common Shareholder on request.

            (vii) The Advisor shall use commercially reasonable efforts (i) to give notice to the members of the Common Shareholder in the event that the Trust will be investing in a "passive foreign investment company" (within the meaning of Section 1297 of the Internal Revenue Code of 1986, as amended (the "Code")), and (ii) if the Trust does invest in a passive foreign investment company, to cause the Trust either to make and maintain a "qualifying electing fund" election (within the meaning of Section 1295 of the Code) or a "mark to market" election (within the meaning of Section 1296 of the Code), as appropriate, and in any event the Advisor shall use commercially reasonable efforts to include in relevant acquisition documents or contracts a requirement on the part of the respective portfolio companies to cooperate with the Advisor's request for any such information to permit the Trust to make such "qualifying electing fund" or "mark to market" elections.

            8.3 Risk Factors. Investment in the Trust may involve certain risk factors and special considerations, including those arising from the Trust's investment securities, policies and practices, from the Trust's investment strategy, and from the structure of the Trust and restrictions applicable to its Shares. Since the Trust directly or indirectly through the Trust Operating Subsidiary or others may only make a limited number of investments and since many of the investments may involve a high degree of risk, poor performance by a few of the investments could severely affect the total return to the Trust.

            General Real Estate Risks. Investments comprising mortgage or other loans are subject to, among other risks, the risk of borrower default, the risks attendant to foreclosure, such as delays and expenses due to interposed defenses or counterclaims and the possibilities that under certain circumstances even a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent and that the Trust may be precluded from pursuing both foreclosure and an action on a note as remedies simultaneously, the risk that the Trust may be limited in its ability to collect certain funds due it from a borrower which is a debtor in a case filed under Title 11 of the United States Code, 111 U.S.C. ss.ss. 101 et seq., as amended (the "Bankruptcy Code"), and the risk that the Trust's borrowers may not maintain adequate insurance coverage against liability for personal injury and property damage in the event of casualty or accident.

            Real property investments are subject to varying degrees of risk. Real estate values are affected by a number of factors, including changes in the general economic climate, local conditions (such as an oversupply of space or a reduction in demand for space), the quality and philosophy of management, competition based on rental rates, attractiveness and location of the properties, financial condition of tenants, buyers and sellers of properties, quality of maintenance, insurance and management services and changes in operating costs. Real estate values are also affected by such factors as government regulations (including those governing usage, improvements, zoning and taxes), interest rate levels, the availability of financing and potential liability under changing environmental and other laws.

            Additionally, all real estate and real estate-related investments are subject to the risk that a general downturn in a foreign economy or the national or local economy within the United States will depress real estate prices. The Trust may be unsuccessful in structuring its investments to minimize any detrimental impact that a recession may have on its investments and as a result the Trust may suffer significant losses.

            Risks of Foreign Investments. The Trust intends to invest in Real Estate-Related Assets, including mortgage loans, located outside of the United States. The Trust's international operations are subject to most of the same risks associated with its United States operations as well as additional risks, such as fluctuations in foreign currency exchange rates, unexpected changes in regulatory requirements, heightened risks of political and economic instability in certain geographic locations, difficulties in managing international operations, potentially adverse tax consequences, enhanced accounting and control expenses and the burden of complying with a wide variety of foreign laws. Legal systems abroad may differ in a number of respects from the United States legal system, including requiring transfer taxes and added taxes on certain transfers, imposing limits on usurious interest rates and subjecting lenders to liability for inappropriate lending. Regulatory schemes in foreign jurisdictions vary, and no assurance can be made that loans to borrowers in foreign jurisdictions will have the benefit of security and/or collateral similar to the types of security and/or collateral typical for mortgage loans in the United States mortgage lending markets or that remedies available to lenders under such loans correspond to remedies available to lenders in the United States mortgage lending markets. The Trust is subject to no limitations on foreign investments in general, on investment in any particular country or investment in any particular foreign asset class.

            Fluctuations in currency rates may adversely affect the ability of the Trust successfully to make non-United States investments, and may also adversely affect the performance of the Trust's investments. Since foreign securities or other foreign assets may be purchased with and payable in the currencies of foreign countries, the value of such assets measured in United States dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

            In connection with the consummation of certain investments, the Trust may employ Hedging techniques designed to protect the Trust against adverse movements in currency and/or interest rates. While such transactions may reduce certain risks, such transactions themselves may entail certain other risks. Thus, while the Trust may benefit from the use of these Hedging mechanisms, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance for the Trust than if it had not entered into such Hedging transactions.

            Liquidity Considerations. The investments to be made by the Trust may be illiquid. Illiquidity may result from the absence of an established market for the investments, as well as legal or contractual restrictions on their resale, refinancing or other disposition by the Trust. Dispositions of investments may be subject to contractual and other limitations on transfer or other restrictions that would interfere with subsequent sales of such investments or adversely affect the terms that could be obtained upon any disposition thereof.

            Leverage and Interest Rates. Most, if not all, of the investments of the Trust may utilize a leveraged capital structure, in which case lenders or other holders of senior positions would be entitled to a preferred cash flow prior to the Trust receiving a return. Fluctuations in interest rates may adversely affect the ability of the Trust successfully to acquire investments and may also adversely affect the performance of the Trust's investments. Although the use of leverage may enhance returns and increase the number of investments that can be made, it may also substantially increase the risk of loss.

            Bankruptcy Considerations. Investments made in assets operating in restructuring situations or under Chapter 11 of the Bankruptcy Code could be subordinated or disallowed, and, if the Trust inappropriately exercises control over the management and policies of the debtors, the Trust could become liable to third parties in such circumstances. Furthermore, distributions made to the Trust in respect of such investments, and distributions by the Trust to the Trust, could be required to be repaid to the creditors of such investment if such distributions are found to be a fraudulent conveyance or preferential payment.

            Potential Environmental Liability. Under various foreign and United States Federal, state and local laws, ordinances and regulations, an owner of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances on or in such property. Such laws often impose such liability without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owner's liability therefor as to any property is generally not limited under such enactments and could exceed the value of the property and/or the aggregate assets of the owner. The presence of such substances, or the failure to properly remediate contamination from such substances, may adversely affect the Trust's ability to sell real estate it acquires, wither as an equity investment or through foreclosure on a loan investment, or to borrow using such property as collateral.

            The risks described above are generally applicable to the operations of both the Trust and the Trust Operating Subsidiary. Additional risks associated with the Trust Operating Subsidiary include: (1) operation on a significantly more leveraged basis than the Trust, which will create additional exposure to increases in interest rates; (2) investment of a portion of its assets in mortgage loans that are in default or require restructuring before they can be repackaged into mortgage securities or otherwise liquidated, potentially requiring substantial time and expense or additional equity investments in the underlying property by third parties which may result in economic loss; (3) the ability of the Trust Operating Subsidiary to repackage its mortgage loans profitably depends on not only on the terms of such loans, but also on the interest of investors in such mortgage securities; (4) the Trust Operating Subsidiary's ability to find suitable investments in a competitive market; (5) the ability of the Trust Operating Subsidiary to attract and retain qualified personnel.

            As a result of concentrating its investments, the Trust will be a non-diversified investment company and, therefore, more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence. In particular, developments in the commercial real estate industry will affect the ability of the Trust and the Trust Operating Subsidiary to conduct their operations. Moreover, Shares of the Trust may be transferred only with the prior written consent of the Trust. There will be no trading market for the Shares and investors may be required to bear the economic risks of their investment until termination of the Trust. Neither the Trust nor the Trust Operating Subsidiary has previously conducted any business or identified specific investments, although principals of the Advisor have managed businesses similar to those of the Trust and the Trust Operating Subsidiary. The businesses of the Trust and the Trust Operating Subsidiary rely on the services of key personnel of the Advisor. There can be no assurance that the Advisor will be able to retain its key personnel.

            8.4 Other Policies. Consistent with its investment objectives, policies and restrictions, the Trust may also invest in (a) United States government and agency obligations with maturities of not more than one year and one day from the date of acquisition, commercial paper with maturities of not more than six months and one day from the date of acquisition and having a rating assigned to such commercial paper by Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. ("S&P") or Moody's Investor Service, Inc. ("Moody's") (or, if neither such organization shall rate such commercial paper at such time, by any nationally recognized statistical rating organization in the United States of America) equal to one of the two highest commercial paper ratings assigned by such organization, it being understood that as of the date hereof such ratings by S&P are "P1" and "P2" and such ratings by Moody's are "Al" and "A2," and interest-bearing deposits in dollars in United States banks with an unrestricted surplus of at least two hundred fifty million dollars ($250,000,000), maturing within one year and (b) obligations, instruments and deposits of types which correspond to the types described in clause (a), of issuers in jurisdictions other than the United States in which the Trust is pursuing its portfolio investments.

            8.5   Not Applicable.

            8.6   Not Applicable.

ITEM 9.     MANAGEMENT

            9.1   General.

      (a) Board of Trustees. The Trustees set broad policies for the Trust and its officers. The Advisor manages the day-to-day operations of the Trust subject to the oversight of the Trustees and supplies officers to the Trust for this purpose. The Board of Trustees shall consist at all times of no fewer than five (5) Trustees, of whom at least 40% are not "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act. The Supervisory Board of the Trust Operating Subsidiary (the "Supervisory Board") will be responsible for the overall management of the Trust Operating Subsidiary. The Supervisory Board will consist of at least five
(5) members, of whom 40% are not "interested persons" of the Advisor.

      (b) Investment Advisor. The Advisor, FIG Advisors LLC, maintains its office at 1301 Avenue of the Americas, New York, New York 10019. The Advisor is a newly registered investment advisor. Initially, the Trust will be the only client of the Advisor. The Advisor shall charge the Trust an advisory fee as described in Item 3 - Fee Table and Synopsis. The Advisor is owned by Fortress Investment Group LLC, a Delaware limited liability company which, through itself and other affiliates, provides investment advice to real estate investment trusts and other related accounts.

            Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), the Trust has retained the Advisor to manage the investment of its assets, to provide such investment research, advice and supervision, in conformity with its investment objective and policies, as may be necessary for the operations of the Trust.

      (c)   Portfolio Management.

            The Trust's assets are managed by a committee comprised of the following persons:

      WESLEY R. EDENS (38) is the Chief Executive Officer of Fortress Investment Group LLC ("FIG") and Fortress Investment Corp. ("FIC"), as well as the Chairman of the Board of FIC. Mr. Edens co-founded FIG, which manages FIC's investment activities, with Messrs. Kauffman, Nardone and Nygaard. Prior to the forming of FIG, Mr. Edens was the head of the Global Principal Finance ("GPF") group at Union Bank of Switzerland ("UBS"), as well as a Managing Director of UBS. Prior to joining GPF in 1997, Mr. Edens was a partner and Managing Director of BlackRock Financial Management, Inc. ("BFM"), and the Chief Operating Officer of BlackRock Asset Investors ("BAI"), a real estate investment fund with approximately $560 million in capital. In addition, Mr. Edens was formerly a partner and Managing Director of Lehman Brothers, where he was head of the Non-Agency Mortgage Trading Desk. Mr. Edens received a B.S. degree in Finance and Computer Science from Oregon State University.

      ROBERT I. KAUFFMAN (36) is the President of FIG and FIC, and a member of the Board of Directors of FIC. Mr. Kauffman co-founded FIG with Messrs. Edens, Nardone and Nygaard. Previously, Mr. Kauffman was the head of the acquisitions and risk management department of GPF, as well as a Managing Director of UBS. Prior to joining GPF in 1997, Mr. Kauffman was a principal of BFM, and a Managing Director of BAI. Prior to joining BFM, Mr. Kauffman was an Executive Director of Lehman Brothers International ("LBI"). Mr. Kauffman received a B.S. degree in Business Administration from Northeastern University.

      RANDAL A. NARDONE (44) is the Chief Operating Officer and Secretary of FIG and FIC. Mr. Nardone co-founded FIG with Messrs. Edens, Kauffman and Nygaard. Previously, Mr. Nardone was the head of the structured finance and contract finance department of GPF, as well as a Managing Director of UBS. Prior to joining GPF in 1997, Mr. Nardone was a principal of BFM, and a Managing Director of BAI. Prior to joining BFM, Mr. Nardone was a partner and member of the executive committee at the law firm of Thacher Proffitt & Wood ("Thacher Proffitt"). Mr. Nardone received a B.A. degree in English and Biology from the University of Connecticut and a J.D. degree from the Boston University School of Law.

      ERIK P. NYGAARD (40) is the Chief Information Officer and Treasurer of FIG and FIC. Mr. Nygaard co-founded FIG with Messrs. Edens, Kauffman and Nardone. Previously, Mr. Nygaard was the head of the financial engineering department of GPF, as well as a Managing Director of UBS. Prior to joining GPF in 1997, Mr. Nygaard was a principal of BFM, and a Managing Director of BAI. Mr. Nygaard received a B.S. degree in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology.

      GREGORY F. HUGHES (37) is the Chief Financial Officer of FIG and FIC. From 1997 to 1999, Mr. Hughes was the Chief Financial Officer for Wellsford Real Properties, Inc., a real estate merchant banking firm which acquires, finances, develops and operates real properties and organizes and invests in private and public real estate companies. From 1993 to 1997, Mr. Hughes served as the Chief Financial Officer for Wellsford Residential Property Trust, a real estate investment trust. Mr. Hughes received a B.S. degree in Accounting from the University of Maryland.

      (d)   Not Applicable.

      (e) Custodian. United States Trust Company of New York will serve as Custodian for the Trust, Dividend Disbursing Agent and Registrar for the Shares, and in those capacities, maintains certain financial and accounting books and records pursuant to agreements with the Trust.

      (f) Expenses. The Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and the expense of services rendered by any employee of the Advisor in such employee's capacity as a Trustee or officer of the Trust. The Advisor will pay the fees and salaries of the Trust's officers and members of its Board of Trustees who are "interested persons" of the Advisor except that a majority of the independent members of the Board of Trustees may approve reimbursement at cost for the salary of such officers and members allocable to time spent on the legal, accounting and other administrative operations (other than the provision of investment advice) of the Trust. The Advisory Agreement provides that the Trust shall pay to the Advisor an annual fee for its services, payable semi-annually in arrears, computed at the annual rate of 0.65% of the lesser of (i) the aggregate amount of capital invested in the Trust and (ii) average daily net assets of the Trust over the quarterly period with respect to which the Advisory Fee is being paid.

            The Advisory Agreement provides that the Trust will pay all ordinary operating expenses of the Trust for salaries, rent and similar overhead expenses (other than the Principals and their assistants), including maintenance of the Trust's offices, in connection with the investigation of investment and disposition opportunities for the Trust and monitoring of the Trust's investments. In addition, the Trust will bear expenses related to its activities including, without limitation, the evaluation, acquisition, ownership, sale, Hedging or financing of any potential investment, taxes, fees of auditors and counsel, expenses of the Advisory Board and annual meetings, insurance, travel, litigation and indemnification expenses, administrative expenses and, subject to the approval of the Advisory Board, any extraordinary expenses.

            The Trust Operating Subsidiary will directly employ its own officers and staff who will perform the investment operations and day-to-day affairs of the Trust Operating Subsidiary. Personnel employed directly by the Trust Operating Subsidiary will devote substantially all of their time to Trust matters, subject to the oversight of the Trust Operating Subsidiary's Supervisory Board.

            The Trust Operating Subsidiary will prepare an annual budget, which will be subject to the review and approval of a majority of the independent Supervisory Board members of the Trust Operating Subsidiary. Except as otherwise provided herein, the Trust Operating Subsidiary will pay all of its own operating expenses, including the fees, salaries and bonuses of its Supervisory Board members, officers and employees who are not "interested persons" of the Advisor.

            At the beginning of each year, the Advisor will submit a budget to the compensation committee of the Trust's Board. The budget will consist of an annual estimate of the operating expenses in the coming year as well as a salary and estimated bonus for each employee of the Trust Operating Subsidiary. Employees of the Trust Operating Subsidiary will be compensated in a manner and amount consistent with the market for comparable professionals, including the payment of a base salary and bonus. At year's end, the Advisor will submit recommended bonuses for employees to the compensation committee that reflect individual employee performance, aggregate Trust Operating Subsidiary performance as well as prevailing market employment conditions. The budget as well as the bonus pool must be approved by a majority of the compensation committee. No director, officer or employee of the Advisor will receive compensation from the Trust Operating Subsidiary. Pursuant to the Advisory Agreement, the Advisor will assume all other costs and expenses of managing the Trust, including supervising the management of the Trust Operating Subsidiary and the other mortgage affiliates.

      (g)   Affiliated Brokerage.   Not applicable.

            9.2   Non-resident Managers.  Not applicable.

            9.3 Control Persons. Fortress Investment Fund LLC owns 100% of the Trust's Common Shares.


ITEM 10.    CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

            10.1 Capital Stock. The Trust is authorized to issue up to 1,000,000 common shares of beneficial interest (the "Shares"). The Shares have no preemptive, conversion, appraisal, exchange or redemption rights. Shareholders of the Trust have cumulative voting rights on the election of Trustees and are entitled to one vote per Share on all other matters subject to Shareholder approval. When issued against payment therefor, the Shares will be fully paid and nonassessable. No person has any liability for obligations of the Trust by reason of owning Shares, although each person that subscribes for Shares is liable for the full amount of such subscription in accordance with and subject to the terms of the related subscription agreement.

            10.2 Long-Term Debt. The Trust has issued $51,500 in aggregate principal amount of Notes that provide for payments prior to maturity of interest at the annual rate of 10%, that mature on December 23, 2014, and that contain such other terms and conditions as are determined by the Trustees.

            10.3  General.  None.

            10.4 Taxes. The Trust and the Advisor will use their respective best efforts to ensure that the Trust qualifies each year and elects to be treated as a regulated investment company for federal income tax purposes. In order so to qualify, the Trust must satisfy certain tests regarding the nature of its income and assets, and must generally be registered under the 1940 Act as a management company or unit investment trust. If, as anticipated, the Trust qualifies as a regulated investment company and distributes at least 90% of its net investment company taxable income (as defined in the Internal Revenue Code of 1986, as amended) to its Shareholder(s), the Trust will not be subject to U.S. federal income tax on the income so distributed. However, the Trust will be subject to corporate income tax on any undistributed income. In addition, the Trust will be subject to a non-deductible 4% excise tax on the amount by which the income it distributes in any calendar year is less than the sum of 98% of its net ordinary income for such taxable year and 98% of its capital gain net income for the one-year period ending on October 31 of such year. To the extent that the Trust realizes net capital gains, the Trust intends to distribute such gains at least annually (unless more frequent distributions are permitted by the SEC) and designate them as capital gain dividends. Capital gain dividends are taxable as long-term capital gains regardless of how long the Shares have been held. Dividends distributed by the Trust may be eligible for the dividends received deduction in the hands of corporate shareholders to the extent that the Trust receives dividend income that would be eligible if received directly by the corporate shareholders.

            10.5  Outstanding Securities.

                                                                Amount
                                                             Outstanding
                                          Amount Held        Exclusive of
                                               by            Amount Shown
                          Amount         Registrant or      Under Previous
  Title of Class        Authorized       for its Account        Column
  --------------        ----------       ---------------    --------------
  Common Shares      1,000,000 shares         None              1,000,000

      Notes           up to $275,000          None              $  51,500
                     principal amount                       principal amount


            10.6  Securities Ratings.  None.

ITEM 11.    DEFAULTS AND ARREARS ON SENIOR SECURITIES

            11.1  Not Applicable.

            11.2  Not Applicable.

ITEM 12.    LEGAL PROCEEDINGS

      Not Applicable.

ITEM 13.    TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

      Not Applicable.


PART B

ITEM 14.    COVER PAGE

      Not Applicable.

ITEM 15.    TABLE OF CONTENTS

      Not Applicable.

ITEM 16.    GENERAL INFORMATION AND HISTORY

            The Trust has no history. See Item 8 - General Description of the Registrant, for general information.

ITEM 17.    INVESTMENT OBJECTIVE AND POLICIES

            Additional information regarding the Trust's permitted investment securities is set forth below. See Item 8 - General Description of the Registrant, for additional information.

            The Trust may invest in commercial MBS ("CMBS"), which are generally multiple class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property. Assets underlying CMBS may relate to only a few properties or to a single property. The commercial mortgage loans that underlie CMBS generally are not amortizing or fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. CMBS have been issued in public and private transactions by a variety of public and private issuers. A variety of structures is available for CMBS, although the senior/subordinated structure that the Trust Operating Subsidiary expects to utilize is used most frequently. In general, CMBS are structured such that a number of classes of securities are created with varying degrees of credit exposure, prepayment exposure and potential total return. This is achieved primarily by allocating principal losses on the underlying commercial mortgage loans to the most junior class of the CMBS outstanding, while allocating principal prepayments to the most senior class outstanding. Other protections, which may benefit all of the classes, including the subordinated classes in which the Trust intends to invest, may include issuer guarantees, reserve funds, cross-collateralization, over-collateralization, and the equity of the owners in the underlying properties. As a result of the stratification of the credit risk on the underlying commercial mortgage loans, subordinated classes are subject to a substantially greater risk of nonpayment than are senior classes of CMBS. While prioritization of cash flows serves to enhance the credit protection of the senior classes of mortgage-backed securities, it also results in more cash flow and average life stability for the subordinated classes.

            The Trust may also invest in residential MBS, including MBS issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or by private issuers and representing participation interests in pools of single family residential mortgage loans originated by private mortgage originators. Residential mortgage-backed securities have been issued using a variety of structures, including senior/subordinated structures. While single family mortgage loans do not typically have prepayment penalties or restrictions, as commercial mortgage loans often do, non-agency residential mortgage-backed securities are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected, which could negatively affect the value of particular subordinated classes of such securities.

            Hedging instruments, including the use of futures, options, swaps, caps and floors, present certain risks. With respect to Hedging, the variable degree of correlation between price movements of Hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the use of these instruments for Hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize these Hedging techniques will depend on the Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in any futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Hedging techniques will reduce NAV.

            The Trust may purchase and sell put and call options on securities and indices solely for Hedging purposes. The Trust may also purchase and sell options on stock indices ("index options"). The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options") which are privately negotiated with the counterparty solely for Hedging purposes. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options. The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets. In addition, the Trust may sell financial futures contracts or purchase put and call options on such futures solely for Hedging purposes. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC").
 In accordance with such regulations and the Trust's investment policies, the Trust currently may enter into such transactions without limit for bona fide Hedging purposes.

            Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements of either the CFTC or the SEC (as defined below in this Item), with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust may be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

            The Trust may make short sales of securities solely for Hedging purposes. Short sales will be made in compliance with applicable regulatory requirements and will be fully collateralized at all times. In conjunction with such sales, the Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities. The Trust will also be required to segregate similar collateral with its custodian if and to the extent necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets and the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

            The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust will enter into such transactions solely for Hedging purposes or for duration or risk management. The Trust may enter into such transactions on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the Trust would be receiving or paying, as the case may be, only the net amount of the two payments to be made on the applicable payment dates. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate NAV at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade by at least one nationally recognized statistical rating organization at the time of entering into such transaction.

            Futures transactions, options, swaps and other negotiated derivative transactions, as well as short sales, typically involve one or more of the following risks: (i) imperfect correlation between the performance and value of the instrument and the value of the Trust's securities or other objective of the Advisor; (ii) possible lack of a secondary market for such instruments; (iii) losses resulting from unanticipated interest rate or other market movements; and (iv) the possible obligation to meet additional margin or other payment requirements, all of which could adversely affect the Trust.

            The Trust may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Trust from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Trust is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities and will be entered into in accordance with the requirements of the SEC. The Trust may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Trustees ("Qualified Institutions"). The Advisor will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Trustees. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Trust to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

            The Trust may also purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or other liquid debt securities with a value not less than the value of the when-issued or forward commitment securities or will treat the portion not segregated as leverage. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust.

            The Trust may purchase certain restricted securities ("Rule 144A securities") eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (the "1933 Act"). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. No assurance can be given that a liquid market for Rule 144A securities will develop or be maintained. The Trust's holdings of Rule 144A securities which are liquid securities will not be subject to its limitation on investment in illiquid securities. The Trustees will adopt policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid and will periodically review the Trust's purchases and sales of Rule 144A securities.

            U.S. Government securities include U.S. Treasury bills, notes and bonds, and securities issued by agencies and instrumentalities of the U.S. Government such as the Federal Housing Administration (FHA), the Government National Mortgage Association (GNMA), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration (FmHA), the General Services Administration, the Maritime Administration and the Small Business Administration. Neither the value nor the yield of the Trust's Shares or of the U.S. Government securities in which the Trust may invest are guaranteed by the U.S. Government. Such values and yields will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government security held by the Trust will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

            The Trust may invest in corporate debt securities, which include securities issued by corporations and other entities, including bonds and debentures, notes, certificates of deposit, banker's acceptances, and commercial paper. These securities may have adjustable or fixed rates of interest and may be secured or unsecured by assets of the issuer or another party. Adjustable rate corporate debt securities may have interest rate caps and floors but such corporate debt securities are not subject to prepayment risk other than through contractual call provisions, which generally impose a penalty for prepayment during all or a portion of the period such securities are outstanding. Fixed rate debt securities may also be subject to call provisions. Corporate debt securities are subject to the bankruptcy risk of the issuer.

            The Trust will be authorized to borrow money and utilize other forms of leverage to the full extent permitted under the 1940 Act. The Trust may borrow from banking institutions, through the capital markets or in the commercial paper markets. The Trust expects to utilize leverage principally by entering into reverse repurchase agreements in which it will sell portfolio securities at a stated price and agree to repurchase them at a later date at a price reflecting an imputed interest cost. The Trust may also use other investment techniques that have similar leveraging effects to reverse repurchase agreements. These leveraging techniques as well as when-issued, delayed delivery and forward purchase commitments, will be treated as "senior securities" subject to the Trust's borrowing restrictions, to the extent that the Trust's potential obligations are not covered in accordance with requirements imposed by the SEC under the 1940 Act.

            Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. The use by the Trust of reverse repurchase agreements involves many of the same risks as leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings.

            If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

            Although limited, the use of leverage by the Trust creates certain risks. In particular, if the Trust leverages on a short-term basis and invests the proceeds in longer-term securities, an increase in short-term interest rates may reduce, eliminate or reverse the interest rate differential otherwise available between short-term and long-term rates, thereby reducing the Trust's net investment income or causing loss. Conversely, an increase in long-term interest rates may reduce the value of the Trust's leveraged long-term securities by more than the yield advantage from the leverage and may cause substantial loss in the Trust's NAV. Leverage also magnifies gains and losses attributable to other investment policies and practices, such as investing in lower credit quality securities. The Trust will only borrow or use leverage in accordance with its investment policies and when the Advisor reasonably believes that such use of leverage will benefit the Trust.

ITEM 18.    MANAGEMENT

            18.1 The following individuals are the officers and Trustees of the Trust. A brief statement of their present positions and principal occupations during the past five years is also provided.


                                Position(s)
Name, Age and Business          Held With         Principal Occupation(s)
Address                         Registrant        During Past Five Years
-----------------------------------------------------------------------------
Wesley R. Edens (38) (1,2)      Chief Executive   Chief Executive Officer of
Fortress Investment Fund LLC    Officer (and      the Advisor, FIG and FIC;
1301 Avenue of the Americas     Chairman of the   formerly Head of GPF and
New York, NY 10019              Board of          Managing Director at UBS;
                                Trustees)         Partner and Managing
                                                  Director, BFM (asset
                                                  management company) and
                                                  Chief Operating Officer,
                                                  BAI. Also, Partner and
                                                  Managing Director, Lehman
                                                  Brothers (investment
                                                  banking).

Brian S. Abrams (40)            Trustee           Real Estate Portfolio
Fortress Investment Fund LLC                      Manager, DuPont Capital
1301 Avenue of the Americas                       Management
New York, NY 10019

John C. Deterding (68)          Trustee           Owner, Deterding Associates;
Fortress Investment Fund LLC                      Director, Atrium Companies
1301 Avenue of the Americas                       and Amresco Capital Trust
New York, NY 10019

Robert H. Gidel (48) (2)        Trustee           Managing Partner, Liberty
Fortress Investment Fund LLC                      Partners, LP and Liberty
1301 Avenue of the Americas                       Realty Partners LP; Chief
New York, NY 10019                                Operating Officer and Board
                                                  Member, Brazos Fund;
                                                  President and Board
                                                  Member, Brazos Partners;
                                                  Investment Committee,
                                                  Lone Star Opportunity
                                                  Fund I and Lone Star
                                                  Opportunity Fund II;
                                                  Board of Directors,
                                                  American Industrial
                                                  Properties and Developers
                                                  Diversified Realty Corp.;
                                                  formerly Chief Executive
                                                  Officer and Board Member,
                                                  Meridian Point 8;
                                                  President, Chief
                                                  Operating Officer and
                                                  Board Member, Paragon
                                                  Group

Marcia Haydel (37)              Trustee           Portfolio Manager, General
Fortress Investment Fund LLC                      Motors Investment Management
1301 Avenue of the Americas                       Corporation (Global Private
New York, NY 10019                                Markets Group); Member,
                                                  General Motors Investment
                                                  Management Corporation
                                                  Private Equity Investment
                                                  Committee; formerly Vice-
                                                  President of Fixed
                                                  Income, Alliance Capital
                                                  Management; Director of
                                                  Investments, MetLife
                                                  Investments Ltd.


Dennis Porterfield (63)         Trustee           formerly Executive Vice
Fortress Investment Fund LLC                      President, Summit Bancorp
1301 Avenue of the Americas
New York, NY 10019

Thomas E. Ruggels (44)          Trustee           Acting Senior Investment
Fortress Investment Fund LLC                      Officer - Private Equity,
1301 Avenue of the Americas                       Washington State Investment
New York, NY 10019                                Board; formerly Investment
                                                  Officer, Washington State
                                                  Investment Board

John C. Sites, Jr. (48)         Trustee           General Partner, Daystar
Fortress Investment Fund LLC                      Special Situations Fund, L.P.
1301 Avenue of the Americas                       and Rock Creek Partners II,
New York, NY 10019                                Ltd.; formerly Senior
                                                  Managing Director,
                                                  Executive Vice President
                                                  and Board Member of Bear
                                                  Stearns & Company

Robert I. Kauffman (36)         President         President, Advisor, FIG and
Fortress Investment Fund LLC                      FIC; formerly, Managing
1301 Avenue of the Americas                       Director, GPF and UBS;
New York, NY 10019                                Principal, BFM; Managing
                                                  Director, BAI; Executive
                                                  Director, LBI (Europe)
                                                  and Vice President,
                                                  Lehman Brothers.

Randal A. Nardone (44)          Chief Operating   Chief Operating Officer and
Fortress Investment Fund LLC    Officer and       Secretary, Advisor, FIG and
1301 Avenue of the Americas     Secretary         FIC; formerly Managing
New York, NY 10019                                Director, GPF and UBS;
                                                  Principal, BFM; Managing
                                                  Director, BAI; and
                                                  Partner, Thatcher
                                                  Proffitt (attorneys).

Gregory F. Hughes (37)          Chief Financial   Chief Financial Officer,
Fortress Investment Fund LLC    Officer           Advisor, FIG and FIC;
1301 Avenue of the Americas                       formerly Chief Financial
New York, NY 10019                                Officer, Wellsford Real
                                                  Properties, Inc.;
                                                  Chief Financial Officer,
                                                  Wellsford Residential
                                                  Property Trust

Erik P. Nygaard (40)            Chief             Chief Information Officer
Fortress Investment Fund LLC    Information       and Treasurer, Advisor, FIG
1301 Avenue of the Americas     Officer and       and FIC; formerly, Managing
New York, NY 10019              Treasurer         Director, GPF and UBS;
                                                  Principal, BFM; Managing
                                                  Director, BAI; Director,
                                                  Nomura Securities
                                                  International (investment
                                                  banking); and Vice
                                                  President, Lehman
                                                  Brothers.

-----------
1. Trustees who are directors, officers or employees of the Advisor
2. Trustees who may be deemed to be "interested persons" of the Trust

             Each Trustee (other than any Trustee who is an "affiliated person" of the Trust or the Advisor) shall receive the following amounts for serving as a Trustee: (i) $6,000 per year, (ii) $1,000 per physical meeting, and (iii) $125 per telephonic meeting, subject to a cap of $500 per year for all telephonic meetings. The Trust also pays each Trustee (whether or not such person is a partner, director, officer or employee of the Advisor or any affiliate thereof or successor thereto) for all out-of-pocket expenses of such Trustee incurred in attending each such meeting.

            18.2  See Item 18.1

            18.3  Not Applicable

            18.4  Not Applicable

            18.5  See Exhibit R attached hereto.

ITEM 19.    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

            19.1 Fortress Investment Fund LLC, which is organized under the laws of the State of Delaware and has offices at 1301 Avenue of the Americas, New York, New York, 10019 owns 100% of the Common Shares.

            19.2  See Item 19.1

            19.3  None

ITEM 20.    INVESTMENT ADVISORY AND OTHER SERVICES

            20.1-6  See Item 9 - Management.

            20.7 The Trust's independent auditors are Ernst & Young LLP, 1211 Avenue of the Americas, New York, New York 10036. Ernst & Young LLP audits the Trust.

            20.8  None.

ITEM 21.    BROKERAGE ALLOCATION AND OTHER PRACTICES

            21.1 See Item 9 - Management, above. From time to time, one or more of the investment companies or accounts which the Advisor manages may own the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. Subject to the foregoing, when two or more investment companies or accounts managed by the Advisor or its affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. The foregoing principles will not apply in the case of subordinated MBS issued through the Trust's mortgage affiliates, which will not be sold to any of the other investment companies or accounts managed by the Advisor and will not be sold to any other first-tier or second-tier "affiliated" person of the Trust, except to an investment company which has obtained an exemption from the SEC with respect to relevant sections of the 1940 Act.

            The Advisor will, subject to the investment limitations and restrictions set forth herein, make all decisions to buy and sell securities for the Trust, will select dealers to effect transactions, will negotiate prices, and will effect securities transactions in a manner deemed fair and reasonable to Shareholders of the Trust and not according to any formula. The Advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. The securities in which the Trust will invest are traded principally in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. The Trust is expected to acquire a substantial portion of its securities directly from the Trust Operating Subsidiary, in which case no commissions or discounts will be paid.

            There are many instances when, in the judgment of the Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Advisor, absent special circumstances, to pay higher commissions to a firm because it has supplied such services. The Advisor is able to fulfill its obligations to furnish a continuous investment program to the Trust without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor, and does not reduce the Advisor's normal research activities in rendering investment advice under the Advisory Agreement. It is possible that the Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

            Although the Advisory Agreement contains no restrictions on portfolio turnover, it is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will not exceed 400% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

            21.2  None.

            21.3  See response to Item 21.1.

            21.4  None.

            21.5  None.

ITEM 22.    TAX STATUS

            The following discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, and except as otherwise indicated, reflects provisions of the Code as of the date of this Registration Statement. In addition, the following discussion is a general summary of certain of the current federal income tax laws regarding the Trust and the Shareholder, and does not purport to deal with all of the federal income tax consequences or any of the state or other tax considerations applicable to the Trust or the Shareholder, or to all categories of investors, some of which may be subject to special rules. Prospective investors should consult their own tax advisors regarding the federal, state, local, foreign income and other tax consequences to them of investments in the Trust, including the effects of any changes, including proposed changes, in the tax laws.

            Taxation of the Trust. The Trust and the Advisor will use their respective best efforts to ensure that the Trust qualifies each year and elects to be treated as a regulated investment company for federal income tax purposes. In order to qualify for treatment as a regulated investment company, the Trust must make an election to be so treated and must distribute to the Shareholder for each taxable year at least 90% of its investment company taxable income (the "Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Trust must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Qualified Income Requirement"); (2) at the close of each quarter of the Trust's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Trust's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Trust's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Trust controls and which are engaged in the same or related trades or businesses (collectively, the "Diversification Requirement").

            For purposes of the foregoing requirements, the Trust will be treated as owning the assets owned by and earning the income generated by the Trust Operating Subsidiary. Moreover, the Trust's ownership of the Trust Operating Subsidiary should not cause the Trust to violate the Diversification Requirement. If for any reason, however, the Trust did not qualify as a regulated investment company, the Trust would be taxable as an ordinary corporation, which could have a material adverse effect on the Trust and its Shareholder.

            The Trust will be subject to a non-deductible 4% excise tax ("Excise Tax") to the extent that it fails to distribute by the end of any calendar year substantially all of its net ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts. For these purposes, any such income retained by the Trust, and on which it pays U.S. federal income tax, will be treated as having been distributed. The Trust's Amended and Restated Declaration of Trust provides that the Trust will make actual or constructive distributions in such amounts, and at such times, so that it is not subject to the Excise Tax or to federal income tax on undistributed income.

            Some of the investment practices that may be employed by the Trust, either directly or indirectly by the Trust Operating Subsidiary, will be subject to special provisions that, among other things, may affect the timing and character of the gains or losses recognized by the Trust. These provisions may also require the Trust to accrue original issue discount or be treated as having sold mortgage loans for their fair market value, both of which may cause the Trust to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. The Trust may be required to liquidate portfolio securities or borrow funds in order to satisfy the Distribution Requirement and avoid the Excise Tax.

            The Trust intends to invest in mortgages, some of which may be non-performing at the time they are purchased and which may require modifications of their terms in order to convert such non-performing mortgages into performing mortgages. If substantial modifications are made to a particular mortgage, the Trust will be treated for federal income tax purposes as having exchanged such mortgage for a new mortgage, and will be required to recognize a gain or loss equal to the difference between the fair market value of such renegotiated mortgage and the Trust's basis therein. Such gain or loss will most likely be ordinary in character, as it will arise in the context of the Trust's trade or business. Any gain recognized by virtue of such a deemed exchange will increase the amount that the Trust is required to distribute to its Shareholders in order to satisfy the Distribution Requirement and to avoid the Excise Tax. In some years, therefore, the Trust may be required to distribute an amount greater than the total cash the Trust actually receives. Accordingly, in order to make the required distributions, the Trust may be required to liquidate portfolio securities or borrow funds.

            To the extent that the Trust Operating Subsidiary is unable to convert non-performing mortgages into performing mortgages, the Trust Operating Subsidiary may foreclose on such mortgages and take title to the underlying real property. Income arising from the rental or sale of such real property will not satisfy the Qualified Income Requirement. To the extent that such income, when combined with any other non-Qualifying Income of the Trust, exceeds 10% of the Trust's gross income for any taxable year, the Trust would be unable to qualify as a regulated investment company for such taxable year. The Trust will use its best efforts to ensure that it qualifies as a regulated investment company for each taxable year.

            Income received by the Trust either directly or indirectly through the Trust Operating Subsidiary from investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will generally not be deductible or creditable by the Shareholder (but may be deductible by the Trust), and may be withheld at a higher rate than that which would be applicable if the underlying securities had been held directly by the Shareholder. Tax conventions between certain countries and the United States may reduce or eliminate those taxes.

            The Trust intends to engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. The amount of the Trust's income that must be distributed each year to satisfy the Distribution Requirement and to avoid the Excise Tax, and the amount and timing of the recognition by the Shareholder of ordinary income and long-term capital gain, may be affected by these provisions.

            Interest income from non-U.S. securities may be subject to withholding taxes imposed by the country in which the issuer is located and the Trust will generally not be able to pass through to Shareholders foreign tax credits or deductions with respect to these taxes.

            Pursuant to a provision of the Code governing the treatment of stripped securities, an investment in a principal-only class of securities will result in original issue discount and, consequently, will result in income to the Trust. Accordingly, investment by the Trust in such instruments (or in other instruments which bear original issue discount) would require the Trust to include such original issue discount in its income as it accrues, prior to the receipt of the cash attributable to such income.

            The Trust's taxable income will in most cases be determined on the basis of reports made to the Trust by the issuers of the securities in which the Trust invests. The tax treatment of certain securities in which the Trust may invest is not free from doubt and it is possible that an Internal Revenue Service ("IRS") examination of the issuers of such securities or of the Trust could result in adjustments to the income of the Trust.

            Distributions of the Trust's investment company taxable income will be taxable to the Shareholders as ordinary dividends. Distributions that exceed the Trust's earnings and profits generally are treated as a return of capital, and to the extent such distributions exceed the Shareholder's basis in its Shares of the Trust, will be treated as capital gain. Distributions (or deemed distributions) of the Trust's net capital gain, when designated as such, will be taxable to the Shareholder (or its owners) as long-term capital gain. The Shareholder will be notified following the end of each calendar year of the amounts of ordinary and capital gain dividends paid (or deemed paid) that year and undistributed capital gain designated for that year.

            Should the Trust fail to qualify as a regulated investment company for any taxable year, it will be treated for federal income tax purposes as a corporation and subject to corporate-level income tax (currently at a maximum marginal rate of 35%) on its taxable income for such taxable year. Such tax liability could materially and adversely affect the cash flow of the Trust available for distributions. In addition, the Trust could be forced to liquidate portfolio securities or borrow to meet such liability. Consequently, failure of the Trust to qualify as a regulated investment company could have a material adverse effect on the Trust and the Shareholder. Also, if the Trust fails to so qualify for a taxable year, it may be difficult for the Trust to regain status as a regulated investment company in subsequent taxable years.

ITEM 23.    FINANCIAL STATEMENTS

      Financial Statements of the Trust are incorporated herein by reference to the Trust's annual report filed with the SEC on Form N-30D on May 1, 2000.


PART C

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

            24.1    FINANCIAL STATEMENTS:

      Included in Part A of the Registration Statement:

      Financial Highlights for the period ended February 29, 2000, which have been incorporated by reference to the Trust's annual report filed with the SEC on Form N-30D on May 1, 2000.

      Included in Part B of the Registration Statement:

      Incorporated by reference to the Trust's annual report filed with the SEC on Form N-30D on May 1, 2000:

      Statement of Assets and Liabilities as of February 29, 2000 (audited)

      Schedule of Investments as of February 29, 2000 (audited)

      Statement of Operations for the Period from November 23, 1999 (Date of Formation) to February 29, 2000 (audited)

      Statement of Cash Flows for the Period from November 23, 1999 (Date of Formation) to February 29, 2000 (audited)

      Statement of Changes in Net Assets for the Period from November 23,
         1999 (Date of Formation) to February 29, 2000 (audited)

      Notes to Financial Statements, as of February 29, 2000

      Report of Independent Auditors, as of and for the Period from November 23, 1999 (Date of Formation) to February 29, 2000, dated April 17, 2000, except for Note 5, as to which the date is April 25, 2000

            24.2    EXHIBITS:

      The exhibits to this Registration Statement are listed in the Exhibit Index located elsewhere herein.

ITEM 25.    MARKETING ARRANGEMENTS

      None.

ITEM 26.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      Not Applicable.

ITEM 27.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         The Trust controls the Trust Operating Subsidiary, a Delaware limited liability company, as a wholly-owned subsidiary; Fortress CAP LLC, a Delaware limited liability company, as a wholly-owned subsidiary; Fortress IF Acquisition LLC, a Delaware limited liability company, as a wholly-owned subsidiary; Fortress HQ LLC, a Delaware limited liability company, as a wholly-owned subsidiary; and Fortress Brookdale Acquisition LLC, a Delaware limited liability company, as a wholly-owned subsidiary.

ITEM 28.    NUMBER OF HOLDERS OF SECURITIES

      Title of Class    Number of Record Holders
      --------------    ------------------------
      Common Shares               1
      Notes                     103

ITEM 29.    INDEMNIFICATION

         Under the Trust's Declaration of Trust, the Trust agrees to indemnify the Trustees and officers of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of those Trustees or officers who are directors, officers or employees of the Advisor), or (iv) reckless disregard of the duties involved in the conduct of his position. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees and a majority of the Investor Trustees.

         Further, pursuant to the Advisory Agreement, the Trust agrees to indemnify the Advisor and each of the Advisor's directors, officers, employees and controlling persons and the partners, directors, officers and employees thereof (including any individual who serves at the Advisor's request as a director, officer, partner, trustee or the like of any of the Trust's mortgage affiliates (each such person being an "indemnitee")) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph with respect to the services provided hereunder or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) negligence or (iv) reckless disregard of the duties involved in the conduct of his position. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees and a majority of the Investor Trustees.

         Insofar as indemnification for liabilities under the 1933 Act may be permitted to the Trustees, officers or employees, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Trust by the directors or officers in connection with the Shares, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Advisor, reference is made to the Advisor's current Form ADV, which shall be filed under the Investment Advisors Act of 1940, and incorporated herein by reference upon filing.

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Trust are maintained in part at the office of the Advisor at 1301 Avenue of the Americas, New York, New York 10019, and in part at the offices of the Custodian with offices at 114 West 47th Street, New York, NY 10036-1532.

ITEM 32.    MANAGEMENT SERVICES

         Except as described above in Item 9 - Management, the Trust is not a party to any management service related contract.

ITEM 33.    UNDERTAKINGS

      Not Applicable.




                                 SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, as of the 30th day of May, 2000.


                                   FORTRESS REGISTERED INVESTMENT TRUST
                                              (Registrant)


                                       /s/
                                   ------------------------------------
                                   Wesley R. Edens
                                   Chief Executive Officer





                      SCHEDULE OF EXHIBITS TO FORM N-2


  Exhibit                      Exhibit                        Page
  Number                                                     Number

Exhibit A    Amended and Restated
             Declaration of Trust.......................
Exhibit B    By-Laws....................................
Exhibit C    None.......................................
Exhibit D    Not Applicable.............................
Exhibit E    None.......................................
Exhibit F    Not Applicable.............................
Exhibit G    Form of Investment Advisory Agreement......
Exhibit H    Not Applicable.............................
Exhibit I    None.......................................
Exhibit J    Form of Custodian Agreement................
Exhibit K    None.......................................
Exhibit L    Not Applicable ............................
Exhibit M    None.......................................
Exhibit N    Consent of Independent Auditors............
Exhibit O    Not Applicable.............................
Exhibit P    Form of Subscription Agreement.............
Exhibit Q    None.......................................
Exhibit R    Form of Code of Ethics.....................
             1. Form of Trust Code of Ethics............
             2. Form of Adviser Code of Ethics..........